EXHIBIT 10.2
SECURITIES PURCHASE AGREEMENT

          SECURITIES PURCHASE AGREEMENT (the "Agreement"), is made and entered into as of November 15, 2009, by and among Pimi Agro Cleantech, Inc., a Delaware corporation (the “Company”), and the purchaser listed on Exhibit A attached hereto (the “Purchaser”).

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities Purchaser afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act;

WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, up to ____ shares of common stock, par value $0.01 per share, of the Company (the “Securities”), on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agree as follows:

1.           Agreement to Purchase and Sell Securities.  On the terms and subject to the conditions contained in this Agreement, Purchaser agrees to purchase, and the Company agrees to sell and issue to Purchaser, at Closing (as defined below), that number of Securities set forth on the signature page attached hereto.  The purchase price of each share shall be $1.35.

1.1           Option for Additional Investment.  The Company grants Purchaser the right to make an additional Investment of up to _____ shares of the Company's Common Stock at the Purchase Price referenced in Section 1 (the “Additional Investment”) provided Purchaser (i) informs the Company of its intention to make such an Additional Investment, (ii) delivers to the Company a completed Subscriber Signature Page for the additional Investment, and (iii) tenders the payment in connection with the Additional Investment to the Company within ten (10) days of the Company’s attainment of a trading symbol on the NASDAQ Bulletin Board which ever comes first.

2.           Closing.  The closing of the purchase and sale of the Securities shall take place at the offices of the Company at 10:00 a.m. Eastern time on November _, 2009, or at such other time and place as the Company and Purchasers representing a majority of the Common Stock to be purchased mutually agree upon (which time and place are referred to in this Agreement as the “Closing”).  At the Closing, the Company shall, against delivery of payment for the Purchased Securities by wire transfer of immediately available funds in accordance with the Company’s instructions, (a) authorize its transfer agent to issue to Purchaser one or more stock certificates (the “Certificates”) registered in the name of Purchaser (or in such nominee name(s) as designated by such Purchaser), representing the appropriate number of Common Stock purchased hereunder.  Closing documents may be delivered by facsimile with original signature pages sent by overnight courier.  The date of the Closing is referred to herein as the “Closing Date.”

3.           Representations and Warranties of The Company.  The Company hereby represents and warrants to Purchaser, as of the Closing Date, as follows:

3.1           Organization and Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, and has full corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder.

3.2           Public Company Status. The Company’s common stock is not currently included for annotation on the Over the Counter Bulletin Board (“OTCBB”), and there is no public trading market. To be quoted on the OTCBB, a market maker must file an application on our behalf in order to make a market for our common stock. The Company has engaged in preliminary discussions with a FINRA Market Maker to file its application on Form 211 with the FINRA, however, to date no filing has been made.

3.3           Authority Relative to this Agreement; No Conflict.  The execution, delivery and performance of this Agreement by the Company have been duly and validly authorized by all necessary corporate proceedings and no other authorization or approval is required to permit consummation of the transactions contemplated hereby.  This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.  Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) violate or result in a breach of or default or acceleration under (i) any provisions of the certificate of incorporation or by-laws (or other governing instrument) of the Company, as currently in effect, or (ii) any mortgage, indenture, contract, agreement, license, franchise, permit, instrument, trust, power, judgment, decree, order, ruling or federal, state or local statute or regulation to which the Company is presently a party or by which it or its properties may be subject, (b) result in the creation or imposition of any lien, claim, charge, restriction or encumbrance of any kind whatsoever upon, or give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any properties, assets, business, agreements or contracts of the Company, or (c) require any consent, approval or waiver of, filing with, or notification to any person (including, without limitation, any governmental or regulatory authority).

3.4           Title to the Securities.  The Securities, when issued, sold and delivered by the Company to Purchaser in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, and will be free and clear of all restrictions, claims, liens, charges and encumbrances whatsoever, except as may exist under applicable federal and state securities laws. Holders of Securities of Common Stock have no preemptive rights to purchase any other Securities or securities of any class that may at any time be sold or offered for sale by The Company.  There are no options, warrants, rights or other commitments relating to the sale of the Securities.

3.5           Offering of Common Stock.  Neither The Company nor anyone acting on its behalf has in the past or will hereafter take any action that would cause the issuance or sale of the Securities to violate the registration requirements of the Securities Act.

3.6           Consents. The company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, in each case in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing, and the Company is unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

3.7           Acknowledgment Regarding Purchaser's Purchase of Securities.  The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby and thereby and that the Purchaser is not (i) an officer or director of the Company, (ii) an "affiliate" of the Company or any of its subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")).  The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company or any of its subsidiaries (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and thereby, and any advice given by the Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby and thereby is merely incidental to the Purchaser's purchase of the Securities.  The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

3.8           No General Solicitation; Placement Agent.  Neither the Company, nor any of its subsidiaries or affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall pay, and hold the Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any such claim. The Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

3.9           Absence of Litigation.  There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries, the Common Stock or any of the Company's subsidiaries or any of the Company's or its subsidiaries' officers or directors in their capacities as such.

4.  Representations and Warranties of Purchaser.  Purchaser hereby represents and warranties to Seller as follows:

4.1           Accredited Investor Status.  The Purchaser, if an individual, is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

4.2           Organization; Authority. The Purchaser, if an entity, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and perform under this Agreement. The execution, delivery and performance of this Agreement by such Purchaser have been duly authorized and executed by all necessary action by such Purchaser. This Agreement, when delivered in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by applicable law

4.3           No Public Sale or Distribution.  The Purchaser is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.  The Purchaser is acquiring the Securities hereunder in the ordinary course of its business. The Purchaser does not presently have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Securities.

4.4           Transfer or Resale.  The Purchaser understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, (or a successor rule thereto) (collectively, "Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement.

4.5           Authority Relative to this Agreement. The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchasers herein may be legally unenforceable.

4.6           Knowledge and Access to Information.  i)  Purchaser has made such investigation into the financial condition, earnings, prospects and affairs of the Company as Purchaser deems appropriate to make an informed decisions as to whether to subscribe to the Securities and, except for the specific representations and warranties contained in this Agreement, is not relying on any representation or warranty by the Company or any other person in entering into this Agreement, and ii)  Purchaser has been offered the opportunity to ask questions of any officer of the Company or any other person responsible for the management of the Company relating to the financial condition, earnings, prospects and affairs of the Company.

4.7           Restricted Securities.  The Purchaser understands that the certificates or other instruments representing the Securities, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, unless otherwise required by state securities laws, when (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Notes may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

4.8           No Conflicts.  The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Purchaser or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment  or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

5.  Miscellaneous.

5.1           Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

(i) upon personal delivery to the party to be notified;

(ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

(iii) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

(iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent as follows:

If to the Company, to:

Youval Saly
269 South Beverly Drive, Suite 1091
Beverly Hills, California 90212

With a Copy, to:

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Fl.
New York, New York 10006
Attn: Jonathan R. Shechter
(t) 212-930-9700
(f) 212-930-9725

If to the Purchaser, to:
5.2           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed therein.

5.3           Binding Effect.  This Agreement and all of the provisions hereof shall be binding upon and inure only to the benefit of the parties hereto and their respective heirs, executors and personal representatives, and successors to the business and assets of such parties.

5.4           Additional Acts.    Each of the parties hereto shall hereafter, at the reasonable request of the other party hereto, execute and deliver such further documents and agreements, and do such further acts and things as may be necessary or expedient to carry out the provisions of this Agreement.

5.5           Entire Agreement; Amendments.  This Agreement constitutes a complete statement of all of the arrangements between the parties with respect to the transactions contemplated by this Agreement, and supersedes all prior agreements and understandings with respect to such transactions between them.  This Agreement cannot be changed or terminated except by an instrument in writing signed by the parties hereto.

5.6           Brokers.  Each party hereto represents and warrants to the other party that neither such party nor any director, officer, partner, agent or employee of such party has employed any broker or finder, or, directly or indirectly, incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the transactions contemplated by this Agreement.

5.7           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

Pimi Agro Cleantech, Inc.

By:
Youval Saly Chief Executive Officer

SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

DATED AS OF NOVEMBER ___, 2009

BY AND AMONG

PIMI AGRO CLEANTECH, INC.

AND THE PURCHASER NAMED THEREIN

The undersigned hereby executes and delivers to Pimi Agro Cleantech, Inc., the Securities Purchase Agreement (the “Agreement”) to which this signature page is attached, which Agreement and signature page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Name of Purchaser: __________________________

Signature:____________________________________

By:_________________________________________

Subscription Price: $ 1.35

Title:________________________________________

Address: ____________________________________

Telephone: ___________________________________

Fax: _________________________________________

SS/Tax ID Number______________________________

CONFIDENTIAL

ACCREDITED INVESTOR QUESTIONNAIRE

To:

For purposes of assuring Pimi Agro Cleantech, Inc. (the “Company”) that you qualify as an "accredited investor," as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act”), you represent and warrant that you are an "accredited investor" by virtue of your responses to the questions below.  In order to certify that you are an accredited investor, respond affirmatively to at least one of the following questions (check "yes" below the appropriate items(s)):

A. If you are a natural person, is your net worth (jointly with your spouse, if any), including homes, home furnishings and automobiles, in excess of $1,000,000 (valuing your assets on the basis of their current fair market value)?

Yes_____        No_____

B. If you are a natural person, was your individual income for both 2007 and 2008 and your anticipated individual income for 2009 in excess of $200,000?

Yes_____        No_____

C. If you are a natural person, was your joint income with your spouse for both 2007 and 2008 and your anticipated individual income for 2009, in excess of $300,000?

Yes_____        No_____

D. Are you a director or executive officer of the Company?

Yes_____        No_____

E. If you are a corporation, a limited liability company, a partnership, an organization described in Section 501(c)(3) of the Internal Revenue Code or a Massachusetts or similar business trust not formed for the specific purpose of acquiring the securities offered, are your total assets in excess of $5,000,000?

Yes_____        No_____

F. If you are a trust, (i) do you have total assets in excess of $5,000,000, (ii) were you formed for a purpose other than the specific purpose of acquiring the shares of common stock, and (iii) is your purchase of the shares of common stock directed by a person having such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the proposed transaction.   (If your answer is "no" to any of parts (i), (ii), or (iii) of this section (f), answer no below.)

Yes_____        No_____

G. Are you either a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act (acting either in its individual or fiduciary capacity), a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (“broker/dealer”), affiliated with a broker/dealer an insurance company as defined in Section 2(a)(13) of the Securities Act, an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”), a business development company as defined in Section 2(a)(48) of the Investment Company Act, or a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958?

Yes_____        No_____

H. If you are an employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (i) are your investment decisions made by a bank, savings and loan association, insurance company, or registered investment advisor acting as a plan fiduciary or any other type of “plan fiduciary” as such term is defined in Section 3(21) of ERISA, (ii) are your total plan assets in excess of $5,000,000, or (iii) if a self-directed plan, are your investment decisions made solely by persons that are accredited investors?  (If your answer is "yes" to any of parts (i), (ii), or (iii) above, answer yes below.)

Yes_____        No_____

I. If you are a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, do you have total assets in excess of $5,000,000?

Yes_____        No_____

J. Are you a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940?

 Yes_____        No_____

K. If you are an entity, are all of the equity owners of the entity accredited investors, that is, can each equity owner answer "yes" to at least one of the questions in Sections (a) through (j) above?

Yes_____        No_____

If this Section K is the only section that you have responded to in the affirmative, you must identify each equity owner of the entity either below or on a separate sheet if necessary, and each equity owner must also separately  provide the Company with their own  fully completed and executed Accredited Investor Questionnaire in order to demonstrate that they are an accredited investor in their own capacity.

Equity Owners:

The foregoing representation and warranty has been made by you with the understanding that the Company is, and will be, relying upon the truth and accuracy of the representation and warranty herein made by you in transferring to you the shares of common stock without having registered them under the Securities Act or any applicable state securities laws, and you agree that such representation and warranty shall survive your acquisition of the shares of common stock.

[balance of page intentionally left blank]

IN WITNESS WHEREOF, you have executed this Accredited Investor Questionnaire as of the date set forth below, intending to be legally bound hereby.

Individuals sign below:

Signature of Subscriber	Signature of Joint Subscriber, if any*

Print Name of Subscriber	Print Name of Joint Subscriber, if any*

*If investment is in joint names, both must sign.

Date: _____________________

Corporations, limited liability companies, trusts, partnerships, retirement plans or retirement accounts and other entities sign below:

___________________________________________
 (Print Name of Entity)

By:_________________________________________
 (Signature)

 (Print Name and Title of Signatory)

Date: ___________________

EXHIBIT A

Schedule of Purchasers

Name: _____________________

Total investment: __________

Price per share: US$ 1.35

Number of shares of commons stock US$ 0.01 each: _____

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